Exhibit 99.2 Second Quarter 2019 Earnings Results Presentation July 16, 2019 Exhibit 99.2 Second Quarter 2019 Earnings Results Presentation July 16, 2019

Results Snapshot Net Revenues Net Earnings EPS $5.81 2Q 2Q $2.42 billion 2Q $9.46 billion $11.52 2Q YTD 2Q YTD $4.67 billion 2Q YTD $18.27 billion 1 1 2Q19 Book Value Annualized ROTE Annualized ROE $214.10 BVPS 11.7% 11.1% 2Q 2Q 1 $203.05 TBVPS 11.7% 11.1% 2Q YTD 2Q YTD Highlights Highest I&L quarterly performance in 8 years; 2 #1 in Announced and Completed M&A Record NII in Debt I&L 2 3,4 #1 in Equity and equity-related offerings Record AUS CCAR 2019 capital plan of up to nd 2 highest Equities quarterly $8.8 billion of capital return including a performance in 4 years 3,5 47% dividend increase 1 Results Snapshot Net Revenues Net Earnings EPS $5.81 2Q 2Q $2.42 billion 2Q $9.46 billion $11.52 2Q YTD 2Q YTD $4.67 billion 2Q YTD $18.27 billion 1 1 2Q19 Book Value Annualized ROTE Annualized ROE $214.10 BVPS 11.7% 11.1% 2Q 2Q 1 $203.05 TBVPS 11.7% 11.1% 2Q YTD 2Q YTD Highlights Highest I&L quarterly performance in 8 years; 2 #1 in Announced and Completed M&A Record NII in Debt I&L 2 3,4 #1 in Equity and equity-related offerings Record AUS CCAR 2019 capital plan of up to nd 2 highest Equities quarterly $8.8 billion of capital return including a performance in 4 years 3,5 47% dividend increase 1

Macro Perspectives

Goldman Sachs

Constructive Fundamentals

Continued positive global growth		
2019 GS Research Estimated GDP Growth:	U.S. +2.5%	Global +3.4%
Supportive sentiment and fundamentals		
Resilient CEO Confidence	Low Global Inflation	Low U.S. Unemployment

Macro Factors

- U.S. - China/Mexico Trade
- Accommodative Central Banks
- Brexit

Mixed Market Backdrop

CVIX FX Volatility: -30% Δ YTD

VIX: +71% Peak vs. Trough in 2Q

U.S. Yield Curve (3m vs. 10yr): -26bps 2Q Peak Inversion

MSCI World: -6% Decline in May; +6% Rebound in June

2

Financial Overview

Goldman Sachs

Financial Results

$ in millions, except per share amounts	2Q19	vs. 1Q19	vs. 2Q18	2Q19 YTD	vs. 2Q18 YTD
Investment Banking	$ 1,863	3%	-9%	$ 3,673	-4%
Institutional Client Services	3,476	-4%	-3%	7,081	-11%
Investing & Lending	2,530	38%	16%	4,367	1%
Investment Management	1,592	2%	-14%	3,147	-13%
Net revenues	$ 9,461	7%	-2%	$ 18,268	-7%
Provision for credit losses	214	-4%	-9%	438	58%
Operating expenses	6,120	4%	-%	11,984	-6%
Pre-tax earnings	3,127	15%	-5%	5,846	-13%
Provision for taxes	706	51%	-1%	1,174	-10%
Net earnings	2,421	8%	-6%	4,672	-13%
Net earnings to common	$ 2,198	1%	-6%	$ 4,380	-14%
Diluted EPS	$ 5.81	2%	-3%	$ 11.52	-11%
ROE[1]	11.1%	— pp	-1.7pp	11.1%	-3.0pp
ROTE[1]	11.7%	— pp	-1.8pp	11.7%	-3.2pp

2Q19 YTD Net Revenue Mix by Segment



Investment Management 17%
Investment Banking 20%
(Financial Advisory 9%)
(Underwriting 11%)
(FICC 18%)
(Equities 21%)
Institutional Client Services 39%
(Equity securities 13%)
(Debt securities and loans 11%)
Investing & Lending 24%

3

Investment Banking

Financial Results

$ in millions	2Q19	vs. 1Q19	vs. 2Q18	2Q19 YTD	vs. 2Q18 YTD
Financial Advisory	$ 776	-13%	-3%	$ 1,663	20%
Equity underwriting	482	78%	-1%	753	-16%
Debt underwriting	605	-7%	-20%	1,257	-19%
Total Underwriting	1,087	18%	-12%	2,010	-18%
Investment Banking	$ 1,863	3%	-9%	$ 3,673	-4%

Key Investment Banking Highlights

- Financial Advisory 2Q19 net revenues remained strong, but were lower QoQ; 2Q19 YTD net revenues significantly higher reflecting strong M&A volumes and leading market share
- Underwriting 2Q19 net revenues higher QoQ, driven by IPO activity in equity underwriting
- Overall backlog[3] decreased slightly QoQ, reflecting completion of equity underwriting transactions, partially offset by higher debt underwriting backlog and slightly higher advisory backlog
- Continue to focus on client coverage footprint expansion including mid-sized companies

Investment Banking Net Revenues ($ in millions)



$1,793
$797
$410
$586
$2,045
$752
$489
$804
$1,980
$632
$432
$916
$2,044
$528
$315
$1,201
$1,810
$652
$271
$887
$1,863
$605
$482
$776
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
Financial Advisory
Equity underwriting
Debt underwriting

Year-to-date Worldwide League Table Rankings[2]

- #1 Announced M&A
- #1 Completed M&A
- #1 Equity & equity-related
- #1 Common stock offerings
- #2 High-yield debt

4

Institutional Client Services – FICC

Financial Results

$ in millions	2Q19	vs. 1Q19	vs. 2Q18	2Q19 YTD	vs. 2Q18 YTD
FICC	$ 1,469	-20%	-13%	$ 3,308	-12%
Equities	2,007	14%	6%	3,773	-10%
ICS	$ 3,476	-4%	-3%	$ 7,081	-11%

FICC Net Revenues ($ in millions)



$2,074
$1,679
$1,307
$822
$1,839
$1,469
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19

Key FICC Highlights

- 2Q19 net revenues declined QoQ across FICC's major businesses. The operating environment was characterized by generally low levels of volatility and low client activity during the quarter
- 2Q19 net revenues decreased YoY, reflecting significantly lower net revenues in interest rate products and currencies and lower net revenues in credit products, partially offset by higher net revenues in commodities and mortgages
- Remain focused on expanding our addressable market and broadening client relationships while investing in automation and platforms to improve efficiency

2Q19 YTD FICC Net Revenue Mix[3]



Financing
~10%
Market
Intermediation
~90%

5

Institutional Client Services – Equities

Financial Results

$ in millions	2Q19	vs. 1Q19	vs. 2Q18	2Q19 YTD	vs. 2Q18 YTD
FICC	$ 1,469	-20%	-13%	$ 3,308	-12%
Equities client execution	772	13%	12%	1,454	-17%
Commissions and fees	777	9%	2%	1,491	-6%
Securities services	458	24%	5%	828	-5%
Equities	2,007	14%	6%	3,773	-10%
ICS	$ 3,476	-4%	-3%	$ 7,081	-11%

Equities Net Revenues ($ in millions)



$2,311
$432
$817
$1,062
$1,891
$437
$763
$691
$1,794
$439
$674
$681
$1,604
$402
$801
$401
$1,766
$370
$714
$682
$2,007
$458
$777
$772
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
Equities client execution
Commissions and fees
Securities services

Key Equities Highlights

- 2nd highest quarterly performance in 4 years
- 2Q19 net revenues increased QoQ reflecting higher activity and seasonally stronger net revenues in securities services
- 2Q19 net revenues increased YoY primarily due to higher net revenues in equities client execution, reflecting higher net revenues in cash products and derivatives
- Continue to invest to deliver low-touch execution and better serve systematic clients

2Q19 YTD Equities Net Revenue Mix[3]



Financing
~40%
Market
Intermediation
~60%

6

Investing & Lending – Equity Securities

Financial Results

$ in millions	2Q19	vs. 1Q19	vs. 2Q18	2Q19 YTD	vs. 2Q18 YTD
Equity securities	$ 1,541	82%	20%	$ 2,388	2%
Debt securities and loans	989	— %	10%	1,979	1%
Investing & Lending	$ 2,530	38%	16%	$ 4,367	1%

Key Equity I&L Highlights

- 2Q19 net revenues were significantly higher QoQ, reflecting significantly higher net gains from private investments
- 2Q19 included net gains of ~$500 million from investments that went public during the quarter
- Our global equity portfolio has a total carrying value of $22 billion
- In addition, our consolidated investment entities[6] have a carrying value of $16 billion, funded with liabilities of approximately $8 billion, substantially all of which were nonrecourse

Equity I&L Net Revenues ($ in millions)



$1,069
30%
70%
$1,281
40%
60%
$1,111
41%
59%
$994
52%
48%
$847
41%
59%
$1,541
27%
73%
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
Corporate
Real Estate

Equity I&L Asset Mix[4,7]

$ in billions	2Q19
Corporate	$ 18
Real estate	4
Total	**$ 22**

$ in billions	2Q19
Public equity	$ 3
Private equity	19
Total	**$ 22**

Vintage



2016 – Present 35%
2012 or Earlier 32%
2013 – 2015 33%

Geographic



Asia 31%
Americas 52%
EMEA 17%

7

Investing & Lending – Debt Securities and Loans

Financial Results

$ in millions	2Q19	vs. 1Q19	vs. 2Q18	2Q19 YTD	vs. 2Q18 YTD
Equity securities	$ 1,541	82%	20%	$ 2,388	2%
Debt securities and loans	989	— %	10%	1,979	1%
Investing & Lending	$ 2,530	38%	16%	$ 4,367	1%

Debt I&L Asset Mix[4,7]

$ in billions	2Q19	1Q19
Corporate loans	$ 43	$ 41
PWM loans	17	17
Real estate loans	17	18
Consumer loans	5	5
Other loans	3	3
Allowance for loan losses	(1)	(1)
Loans receivable	84	83
Loans, at fair value	14	13
Total loans	98	96
Debt securities	13	13
Other	9	5
Total	$ 120	$ 114

Key Debt I&L Highlights

- Record net interest income in 2Q19 of $872 million (~$3.5 billion annual pace)
- Franchise adjacent loan growth continues to complement our current product offerings and expertise
- As of 2Q19, ~82% of total loans were secured
  - Annualized net charge-off rate of 0.6% for 2Q19

Debt I&L Net Revenues ($ in millions)



$1,062
$897
$924
$912
$990
$989
~$550
~$625
~$700
~$800
$835
$872
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
Net interest income
Other net revenues

8

Investment Management

Financial Results

$ in millions	2Q19	vs. 1Q19	vs. 2Q18	2Q19 YTD	vs. 2Q18 YTD
Management and other fees	$ 1,395	5%	4%	$ 2,727	1%
Incentive fees	44	-24%	-86%	102	-81%
Transaction revenues	153	-7%	-16%	318	-19%
Investment Management	$ 1,592	2%	-14%	$ 3,147	-13%

Assets Under Supervision[3,4]

$ in billions	2Q19	1Q19	2Q18	vs. 1Q19	vs. 2Q18
Long-term AUS	$ 1,273	$ 1,224	$ 1,163	4%	9%
Liquidity products	387	375	350	3%	11%
Total AUS	$ 1,660	$ 1,599	$ 1,513	4%	10%

Long-Term AUS Net Flows[3,4,8] ($ in billions)



$13
$8
$13
$3
$20
$17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19

Key Investment Management Highlights

- 2Q19 net revenues increased slightly QoQ, driven by management and other fees; decrease YoY primarily due to significantly lower incentive fees
- AUS[3,4] increased $61 billion in 2Q19 to a record $1.66 trillion
  - — Net market appreciation of $32 billion
  - — Long-term net inflows of $17 billion, including $13 billion from acquisition of Rocaton Investment Advisors
  - — Liquidity products net inflows of $12 billion
- Focus on broadening wealth management capabilities with the acquisition of United Capital Financial Partners, Inc. in 3Q19
- Over the past five years, total cumulative organic long-term AUS net inflows of ~$195 billion

2Q19 AUS Mix[3,4]



Asset Class
Distribution Channel
Region
Vehicle
11% Alternative investments
21% Equity
23% Liquidity products
45% Fixed income
29% High-net-worth individuals
31% Third-party distributed
40% Institutional
10% Asia
15% EMEA
75% Americas
10% Private funds and other
32% Public funds
58% Separate accounts

9

Expenses

Financial Results

$ in millions	2Q19	vs. 1Q19	vs. 2Q18	2Q19 YTD	vs. 2Q18 YTD
Compensation and benefits	$ 3,317	2%	-2%	$ 6,576	-12%
Brokerage, clearing, exchange and distribution fees	823	8%	1%	1,585	-4%
Market development	186	1%	2%	370	1%
Communication and technology	290	1%	12%	576	13%
Depreciation and amortization	399	8%	19%	767	21%
Occupancy	234	4%	19%	459	17%
Professional fees	302	1%	3%	600	2%
Other expenses	569	18%	-12%	1,051	-8%
Operating expenses	**$ 6,120**	4%	— %	**$ 11,984**	-6%
Provision for taxes	$ 706	51%	-1%	$ 1,174	-10%
Efficiency Ratio[3]	64.7%	-1.9pp	1.1pp	65.6%	1.0pp

Key Expense Highlights

- 2Q19 YTD total operating expenses decreased YoY primarily reflecting lower compensation and benefits expenses
  - — Expenses related to consolidated investments and technology were higher. The increases were primarily included in depreciation and amortization, communications and technology, and occupancy expenses
- YTD efficiency ratio[3] higher YoY, reflecting lower net revenues, partially offset by a decrease in operating expenses
- 2Q19 YTD effective income tax rate of 20.1%, up from 17.2% for 1Q19, primarily due to a decrease in the impact of permanent tax benefits in the first half of 2019 compared with 1Q19
  - — 2019 effective tax rate still expected to be ~22-23%

10

Capital

Goldman Sachs

Financial Metrics[3,4]

$ in billions	2Q19	1Q19
Common equity tier 1 (CET1)	$ 75.6	$ 74.7
Standardized RWAs	$ 548	$ 544
Standardized CET1 ratio	13.8%	13.7%
Basel III Advanced RWAs	$ 559	$ 557
Basel III Advanced CET1 ratio	13.5%	13.4%
Supplementary leverage ratio	6.4%	6.4%

In millions, except per share amounts	2Q19	1Q19
Basic shares[3]	372.2	378.2
Book value per common share	$ 214.10	$ 209.07
Tangible book value per common share[1]	$ 203.05	$ 198.25

Key Capital Highlights

- QoQ increase in CET1 ratios is primarily driven by retained earnings
- Returned $1.57 billion of capital during the quarter
  - — $1.25 billion of common share repurchases
  - — $319 million in common stock dividends
- The firm's CCAR 2019 capital plan[5], includes:
  - — Up to $7.0 billion in common share repurchases[3]
  - — Up to $1.8 billion in total common stock dividends, including an increase in the firm's dividend from $0.85 to $1.25 per share in 3Q19
- BVPS and TBVPS[1] both increased 10% YoY

11

Balance Sheet & Liquidity

Balance Sheet Allocation[4,7]

$ in billions	2Q19	1Q19
GCLA, segregated assets and other	$ 293	$ 279
Secured client financing	132	140
Institutional Client Services	344	338
Investing & Lending	142	135
Other assets	34	33
Total assets	$ 945	$ 925

Balance Sheet Assets[4]

$ in billions	2Q19	1Q19
Cash and cash equivalents	$ 91	$ 88
Collateralized agreements	276	280
Receivables	168	156
Financial instruments owned	371	363
Other assets	39	38
Total assets	$ 945	$ 925

Key Balance Sheet & Liquidity Highlights

- Increased total assets by $20 billion QoQ, reflecting client demand for the firm's balance sheet
- Maintained highly liquid balance sheet and robust liquidity metrics
  - GCLA[3] averaged $225 billion[4] for 2Q19
- Enhanced funding mix with consumer deposits of over $50 billion, which more than doubled since 2Q18
- Expect benchmark maturities to significantly outpace benchmark issuance in 2019
- Employed innovative funding structures to facilitate the transition away from LIBOR

Sources of Funding[4]



$610
$625
$647
$631
$139
$124
$47
$218
$82
$158
$112
$41
$224
$90
$153
$136
$44
$227
$87
$166
$103
$50
$221
$91
2017
2018
2Q18
2Q19
Shareholders' Equity
Unsecured LT Debt
Unsecured ST Debt
Secured Funding
Deposits

12

Cautionary Note on Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, but instead represent only the firm’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the firm’s control. It is possible that the firm’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these statements. It is also possible that the firm’s capital actions may differ, possibly materially, from those permitted by the firm’s CCAR 2019 capital plan. For information about some of the risks and important factors that could affect the firm’s future results and financial condition and actual capital actions and the forward-looking statements below, see “Risk Factors” in Part I, Item 1A of the firm’s Annual Report on Form 10-K for the year ended December 31, 2018. Information regarding the firm’s assets under supervision, capital ratios, risk-weighted assets, supplementary leverage ratio, balance sheet data and global core liquid assets (GCLA) consists of preliminary estimates. These estimates are forward-looking statements and are subject to change, possibly materially, as the firm completes its financial statements. Statements regarding (i) the firm’s planned 2019 benchmark issuances, (ii) the amount of GCLA the firm expects to hold, (iii) the firm’s expected 2019 effective income tax rate, (iv) estimated GDP growth, (v) the timing and profitability of business initiatives, (vi) the firm’s stress capital buffer (SCB) and (vii) the firm’s investment banking transaction backlog are forward-looking statements. Statements regarding the firm’s planned 2019 benchmark issuances and the amount of GCLA the firm expects to hold are subject to the risk that actual issuances and GCLA levels may differ, possibly materially, due to changes in market conditions, business opportunities or the firm’s funding and projected liquidity needs. Statements about the firm's expected 2019 effective income tax rate are subject to the risk that the firm's 2019 effective income tax rate may differ from the anticipated rate indicated, possibly materially, due to, among other things, changes in the firm's earnings mix or profitability, the entities in which the firm generates profits and the assumptions made in forecasting the firm’s expected tax rate and potential future guidance from the U.S. IRS. Statements regarding estimated GDP growth are subject to the risk that actual GDP growth may differ, possibly materially, due to, among other things, changes in general economic conditions. Statements about the timing and benefits of business initiatives are based on the firm’s current expectations regarding our ability to implement these initiatives and may change, possibly materially, from what is currently expected. Statements about the firm’s SCB are based on the firm’s current interpretation, expectations and understanding of the proposed rule. The firm’s actual SCB will depend on the final rule and the results of the supervisory stress tests and the methodology used to calculate the firm’s SCB may differ, possibly materially, from that used for purposes of these statements. Statements about the firm’s investment banking transaction backlog are subject to the risk that transactions may be modified or not completed at all and associated net revenues may not be realized or may be materially less than those currently expected. Important factors that could have such a result include, for underwriting transactions, a decline or weakness in general economic conditions, outbreak of hostilities, volatility in the securities markets or an adverse development with respect to the issuer of the securities and, for financial advisory transactions, a decline in the securities markets, an inability to obtain adequate financing, an adverse development with respect to a party to the transaction or a failure to obtain a required regulatory approval. 13 Cautionary Note on Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, but instead represent only the firm’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the firm’s control. It is possible that the firm’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these statements. It is also possible that the firm’s capital actions may differ, possibly materially, from those permitted by the firm’s CCAR 2019 capital plan. For information about some of the risks and important factors that could affect the firm’s future results and financial condition and actual capital actions and the forward-looking statements below, see “Risk Factors” in Part I, Item 1A of the firm’s Annual Report on Form 10-K for the year ended December 31, 2018. Information regarding the firm’s assets under supervision, capital ratios, risk-weighted assets, supplementary leverage ratio, balance sheet data and global core liquid assets (GCLA) consists of preliminary estimates. These estimates are forward-looking statements and are subject to change, possibly materially, as the firm completes its financial statements. Statements regarding (i) the firm’s planned 2019 benchmark issuances, (ii) the amount of GCLA the firm expects to hold, (iii) the firm’s expected 2019 effective income tax rate, (iv) estimated GDP growth, (v) the timing and profitability of business initiatives, (vi) the firm’s stress capital buffer (SCB) and (vii) the firm’s investment banking transaction backlog are forward-looking statements. Statements regarding the firm’s planned 2019 benchmark issuances and the amount of GCLA the firm expects to hold are subject to the risk that actual issuances and GCLA levels may differ, possibly materially, due to changes in market conditions, business opportunities or the firm’s funding and projected liquidity needs. Statements about the firm's expected 2019 effective income tax rate are subject to the risk that the firm's 2019 effective income tax rate may differ from the anticipated rate indicated, possibly materially, due to, among other things, changes in the firm's earnings mix or profitability, the entities in which the firm generates profits and the assumptions made in forecasting the firm’s expected tax rate and potential future guidance from the U.S. IRS. Statements regarding estimated GDP growth are subject to the risk that actual GDP growth may differ, possibly materially, due to, among other things, changes in general economic conditions. Statements about the timing and benefits of business initiatives are based on the firm’s current expectations regarding our ability to implement these initiatives and may change, possibly materially, from what is currently expected. Statements about the firm’s SCB are based on the firm’s current interpretation, expectations and understanding of the proposed rule. The firm’s actual SCB will depend on the final rule and the results of the supervisory stress tests and the methodology used to calculate the firm’s SCB may differ, possibly materially, from that used for purposes of these statements. Statements about the firm’s investment banking transaction backlog are subject to the risk that transactions may be modified or not completed at all and associated net revenues may not be realized or may be materially less than those currently expected. Important factors that could have such a result include, for underwriting transactions, a decline or weakness in general economic conditions, outbreak of hostilities, volatility in the securities markets or an adverse development with respect to the issuer of the securities and, for financial advisory transactions, a decline in the securities markets, an inability to obtain adequate financing, an adverse development with respect to a party to the transaction or a failure to obtain a required regulatory approval. 13

Footnotes

Goldman Sachs

1. Annualized return on average common shareholders' equity (ROE) is calculated by dividing annualized net earnings applicable to common shareholders by average monthly common shareholders' equity. Tangible common shareholders' equity is calculated as total shareholders' equity less preferred stock, goodwill and identifiable intangible assets. Annualized return on average tangible common shareholders' equity (ROTE) is calculated by dividing annualized net earnings applicable to common shareholders by average monthly tangible common shareholders' equity. Tangible book value per common share (TBVPS) is calculated by dividing tangible common shareholders' equity by basic shares. Management believes that tangible common shareholders' equity and TBVPS are meaningful because they are measures that the firm and investors use to assess capital adequacy and that ROTE is meaningful because it measures the performance of businesses consistently, whether they were acquired or developed internally. Tangible common shareholders' equity, ROTE and TBVPS are non-GAAP measures and may not be comparable to similar non-GAAP measures used by other companies.

   The table below presents the firm's average and ending equity, as well as a reconciliation of average and ending common shareholders' equity to tangible common shareholders' equity:

	AVERAGE FOR THE		AS OF	
Unaudited, $ in millions	THREE MONTHS ENDED JUNE 30, 2019	SIX MONTHS ENDED JUNE 30, 2019	JUNE 30, 2019	MARCH 31, 2019
Total shareholders' equity	$ 90,271	$ 89,903	$ 90,892	$ 90,273
Preferred stock	(11,203)	(11,203)	(11,203)	(11,203)
Common shareholders' equity	79,068	78,700	79,689	79,070
Goodwill and identifiable intangible assets	(4,118)	(4,109)	(4,114)	(4,092)
Tangible common shareholders' equity	$ 74,950	$ 74,591	$ 75,575	$ 74,978

2. Dealogic – January 1, 2019 through June 30, 2019.

3. For information about the following items, see the referenced sections in Part I, Item 2 "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the firm's Quarterly Report on Form 10-Q for the period ended March 31, 2019: (i) investment banking transaction backlog – see "Results of Operations – Investment Banking" (ii) financing net revenues in FICC and Equities – see "Results of Operations – Institutional Client Services" (iii) assets under supervision – see "Results of Operations – Investment Management" (iv) efficiency ratio – see "Results of Operations – Operating Expenses" (v) basic shares – see "Balance Sheet and Funding Sources – Balance Sheet Analysis and Metrics" (vi) share repurchase program – see "Equity Capital Management and Regulatory Capital – Equity Capital Management" and (vii) global core liquid assets – see "Risk Management – Liquidity Risk Management."

   For information about the following items, see the referenced sections in Part I, Item 1 "Financial Statements" in the firm's Quarterly Report on Form 10-Q for the period ended March 31, 2019: (i) risk-based capital ratios and supplementary leverage ratio – see Note 20 "Regulation and Capital Adequacy" and (ii) geographic net revenues – see Note 25 "Business Segments."

4. Represents a preliminary estimate for the second quarter of 2019 and may be revised in the firm's Quarterly Report on Form 10-Q for the period ended June 30, 2019.

5. The Federal Reserve Board did not object to the firm's CCAR 2019 capital plan, which includes up to $8.8 billion of capital return beginning in the third quarter of 2019 and ending in the second quarter of 2020.

6. Includes consolidated investment entities reported in "Other assets" in the consolidated statements of financial condition, substantially all of which related to entities engaged in real estate investment activities. These assets are generally accounted for at historical cost less depreciation.

14

Footnotes

Goldman Sachs

7. In addition to preparing the firm's consolidated statements of financial condition in accordance with U.S. GAAP, the firm prepares a balance sheet that generally allocates assets to the firm's businesses, which is a non-GAAP presentation and may not be comparable to similar non-GAAP presentations used by other companies. The firm believes that presenting the firm's assets on this basis is meaningful because it is consistent with the way management views and manages risks associated with the firm's assets and better enables investors to assess the liquidity of the firm's assets. For further information about the firm's balance sheet allocation, see "Balance Sheet and Funding Sources – Balance Sheet Allocation" in Part I, Item 2 "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the firm's Quarterly Report on Form 10-Q for the period ended March 31, 2019.

The table below presents the reconciliations of the balance sheet allocation to the firm's businesses to the firm's U.S. GAAP balance sheet:

Unaudited, $ in billions	GCLA, segregated assets and other	Secured client financing	Institutional Client Services	Investing & Lending	Other assets	Total
As of June 30, 2019						
Cash and cash equivalents	$ 91	$ –	$ –	$ –	$ –	$ 91
Collateralized agreements	120	96	60	–	–	276
Receivables	–	36	39	93	–	168
Financial instruments owned	77	–	245	49	–	371
Other assets	5	–	–	–	34	39
Total assets	$ 293	$ 132	$ 344	$ 142	$ 34	**$ 945**
As of March 31, 2019						
Cash and cash equivalents	$ 88	$ –	$ –	$ –	$ –	$ 88
Collateralized agreements	113	112	55	–	–	280
Receivables	–	28	41	87	–	156
Financial instruments owned	73	–	242	48	–	363
Other assets	5	–	–	–	33	38
Total assets	$ 279	$ 140	$ 338	$ 135	$ 33	**$ 925**

8. 2Q19 includes $13 billion of inflows in long-term assets under supervision (primarily in equity and fixed income assets) in connection with the acquisition of Rocaton Investment Advisors.

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